                                                 MERIT 7
                                    ------ Discount Margin Table ------
Lehman Brothers

                                 Bond Class A1       5.957 Initial Coupon
                                      Current Balance $425,000,000.00
                             1.00 * 1MLIB +     0.52,  10.00 Cap,  0.52 Floor
                               Index Type: 1MLIB   Initial Value:    5.438



                           10% CPR                15% CPR                18% CPR                21% CPR                25% CPR
                    -----------------      -----------------      -----------------      -----------------      -----------------
                      1MLIB:  5.43750        1MLIB:  5.43750        1MLIB:  5.43750        1MLIB:  5.43750        1MLIB:  5.43750
                   ------------------     ------------------     ------------------     ------------------     ------------------
PRICE               Disc Marg    Dur       Disc Marg    Dur       Disc Marg    Dur       Disc Marg    Dur       Disc Marg    Dur
- -----------         ---------   -----      ---------   -----      ---------   -----      ---------   -----      ---------   -----
   99.73446           0.677      4.70        0.673      3.46        0.690      2.96        0.706      2.57        0.729      2.17
   99.75008           0.674                  0.668                  0.684                  0.700                  0.722
   99.76570           0.671                  0.664                  0.679                  0.694                  0.715
   99.78132           0.668                  0.659                  0.674                  0.689                  0.708
   99.79694           0.664                  0.655                  0.669                  0.683                  0.701
   99.81256           0.661      4.70        0.651      3.46        0.664      2.96        0.677      2.57        0.694      2.18
   99.82818           0.658                  0.646                  0.659                  0.671                  0.687
   99.84380           0.655                  0.642                  0.653                  0.665                  0.680
   99.85942           0.651                  0.637                  0.648                  0.659                  0.673
   99.87504           0.648                  0.633                  0.643                  0.653                  0.666

   99.89066           0.645      4.70        0.629      3.46        0.638      2.96        0.647      2.58        0.659      2.18
   99.90628           0.642                  0.624                  0.633                  0.641                  0.652
   99.92190           0.638                  0.620                  0.628                  0.635                  0.645
   99.93752           0.635                  0.615                  0.623                  0.629                  0.638
   99.95314           0.632                  0.611                  0.617                  0.623                  0.631
   99.96876           0.629      4.71        0.607      3.47        0.612      2.97        0.618      2.58        0.624      2.18
   99.98438           0.626                  0.602                  0.607                  0.612                  0.617
  100.00000           0.622                  0.598                  0.602                  0.606                  0.610
  100.01562           0.619                  0.593                  0.597                  0.600                  0.603
  100.03124           0.616                  0.589                  0.592                  0.594                  0.596

  100.04686           0.613      4.71        0.585      3.47        0.587      2.97        0.588      2.58        0.589      2.18
  100.06248           0.609                  0.580                  0.582                  0.582                  0.582
  100.07810           0.606                  0.576                  0.576                  0.576                  0.575
  100.09372           0.603                  0.571                  0.571                  0.570                  0.568
  100.10934           0.600                  0.567                  0.566                  0.564                  0.561
  100.12496           0.596      4.71        0.563      3.47        0.561      2.97        0.558      2.58        0.554      2.18
  100.14058           0.593                  0.558                  0.556                  0.553                  0.547
  100.15620           0.590                  0.554                  0.551                  0.547                  0.540
  100.17182           0.587                  0.550                  0.546                  0.541                  0.533
  100.18744           0.584                  0.545                  0.541                  0.535                  0.526

  100.20306           0.580      4.72        0.541      3.47        0.535      2.97        0.529      2.58        0.520      2.18
  100.21868           0.577                  0.536                  0.530                  0.523                  0.513
  100.23430           0.574                  0.532                  0.525                  0.517                  0.506
  100.24992           0.571                  0.528                  0.520                  0.511                  0.499
  100.26554           0.567                  0.523                  0.515                  0.505                  0.492


Average Life  :       6.38                   4.34                   3.60                   3.05                   2.52
First Pay     :       0.06                   0.06                   0.06                   0.06                   0.06
Last  Pay     :      19.14                  13.73                  11.56                   9.81                   8.14



(Continued)




                       30% CPR                35% CPR
                  -----------------      -----------------
                   1MLIB:  5.43750        1MLIB:  5.43750
                  ------------------     ------------------
PRICE              Disc Marg    Dur       Disc Marg    Dur
- -----------        ---------   -----      ---------   -----
   99.73446          0.759      1.81        0.783      1.52
   99.75008          0.750                  0.773
   99.76570          0.742                  0.763
   99.78132          0.733                  0.753
   99.79694          0.725                  0.743
   99.81256          0.716      1.81        0.733      1.53
   99.82818          0.708                  0.723
   99.84380          0.699                  0.713
   99.85942          0.691                  0.703
   99.87504          0.683                  0.693

   99.89066          0.674      1.81        0.683      1.53
   99.90628          0.666                  0.673
   99.92190          0.657                  0.663
   99.93752          0.649                  0.653
   99.95314          0.640                  0.643
   99.96876          0.632      1.81        0.633      1.53
   99.98438          0.624                  0.623
  100.00000          0.615                  0.613
  100.01562          0.607                  0.603
  100.03124          0.598                  0.594

  100.04686          0.590      1.81        0.584      1.53
  100.06248          0.582                  0.574
  100.07810          0.573                  0.564
  100.09372          0.565                  0.554
  100.10934          0.556                  0.544
  100.12496          0.548      1.81        0.534      1.53
  100.14058          0.540                  0.524
  100.15620          0.531                  0.514
  100.17182          0.523                  0.504
  100.18744          0.514                  0.494

  100.20306          0.506      1.81        0.484      1.53
  100.21868          0.498                  0.474
  100.23430          0.489                  0.464
  100.24992          0.481                  0.454
  100.26554          0.472                  0.444


Average Life  :      2.05                   1.70
First Pay     :      0.06                   0.06
Last  Pay     :      6.64                   5.48





 Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 6/ 6/96 settlement date.





This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).


                                                  MERIT 7 - TO CALL
                                         ------ Discount Margin Table ------
Lehman Brothers

                                      Bond Class A1       5.957 Initial Coupon
                                           Current Balance $425,000,000.00
                                 1.00 * 1MLIB +     0.52,  10.00 Cap, 0.52 Floor
                                    Index Type: 1MLIB   Initial Value:    5.438


                           10% CPR                15% CPR                18% CPR                21% CPR                25% CPR
                    -----------------      -----------------      -----------------      -----------------      -----------------
                      1MLIB:  5.43750        1MLIB:  5.43750        1MLIB:  5.43750        1MLIB:  5.43750        1MLIB:  5.43750
                   ------------------     ------------------     ------------------     ------------------     ------------------
PRICE               Disc Marg    Dur       Disc Marg    Dur       Disc Marg    Dur       Disc Marg    Dur       Disc Marg    Dur
- -----------         ---------   -----      ---------   -----      ---------   -----      ---------   -----      ---------   -----
   99.73446           0.589      3.73        0.609      2.92        0.625      2.47        0.642      2.13        0.665      1.78
   99.75008           0.585                  0.604                  0.619                  0.634                  0.657
   99.76570           0.581                  0.598                  0.612                  0.627                  0.648
   99.78132           0.577                  0.593                  0.606                  0.620                  0.640
   99.79694           0.573                  0.588                  0.600                  0.613                  0.631
   99.81256           0.569      3.73        0.583      2.92        0.594      2.47        0.606      2.13        0.623      1.78
   99.82818           0.565                  0.577                  0.588                  0.599                  0.614
   99.84380           0.561                  0.572                  0.582                  0.592                  0.606
   99.85942           0.557                  0.567                  0.575                  0.584                  0.597
   99.87504           0.553                  0.562                  0.569                  0.577                  0.588

   99.89066           0.549      3.73        0.557      2.92        0.563      2.47        0.570      2.13        0.580      1.78
   99.90628           0.544                  0.551                  0.557                  0.563                  0.571
   99.92190           0.540                  0.546                  0.551                  0.556                  0.563
   99.93752           0.536                  0.541                  0.545                  0.549                  0.554
   99.95314           0.532                  0.536                  0.538                  0.541                  0.546
   99.96876           0.528      3.73        0.530      2.92        0.532      2.48        0.534      2.13        0.537      1.78
   99.98438           0.524                  0.525                  0.526                  0.527                  0.529
  100.00000           0.520                  0.520                  0.520                  0.520                  0.520
  100.01562           0.516                  0.515                  0.514                  0.513                  0.511
  100.03124           0.512                  0.510                  0.508                  0.506                  0.503

  100.04686           0.508      3.74        0.504      2.92        0.502      2.48        0.499      2.13        0.494      1.78
  100.06248           0.504                  0.499                  0.495                  0.491                  0.486
  100.07810           0.500                  0.494                  0.489                  0.484                  0.477
  100.09372           0.496                  0.489                  0.483                  0.477                  0.469
  100.10934           0.491                  0.484                  0.477                  0.470                  0.460
  100.12496           0.487      3.74        0.478      2.93        0.471      2.48        0.463      2.14        0.452      1.79
  100.14058           0.483                  0.473                  0.465                  0.456                  0.443
  100.15620           0.479                  0.468                  0.459                  0.449                  0.435
  100.17182           0.475                  0.463                  0.452                  0.442                  0.426
  100.18744           0.471                  0.458                  0.446                  0.434                  0.418

  100.20306           0.467      3.74        0.452      2.93        0.440      2.48        0.427      2.14        0.409      1.79
  100.21868           0.463                  0.447                  0.434                  0.420                  0.401
  100.23430           0.459                  0.442                  0.428                  0.413                  0.392
  100.24992           0.455                  0.437                  0.422                  0.406                  0.384
  100.26554           0.451                  0.432                  0.416                  0.399                  0.375


Average Life  :       4.54                   3.44                   2.85                   2.41                   1.98
First Pay     :       0.06                   0.06                   0.06                   0.06                   0.06
Last  Pay     :       6.98                   5.89                   4.89                   4.14                   3.39



(Continued)



                       30% CPR                35% CPR
                  -----------------      -----------------
                   1MLIB:  5.43750        1MLIB:  5.43750
                  ------------------     ------------------
PRICE              Disc Marg    Dur       Disc Marg    Dur
- -----------        ---------   -----      ---------   -----
   99.73446          0.697      1.46        0.729      1.24
   99.75008          0.687                  0.717
   99.76570          0.676                  0.704
   99.78132          0.666                  0.692
   99.79694          0.655                  0.680
   99.81256          0.645      1.46        0.667      1.24
   99.82818          0.635                  0.655
   99.84380          0.624                  0.643
   99.85942          0.614                  0.631
   99.87504          0.603                  0.618

   99.89066          0.593      1.46        0.606      1.24
   99.90628          0.582                  0.594
   99.92190          0.572                  0.581
   99.93752          0.562                  0.569
   99.95314          0.551                  0.557
   99.96876          0.541      1.46        0.545      1.24
   99.98438          0.530                  0.532
  100.00000          0.520                  0.520
  100.01562          0.510                  0.508
  100.03124          0.499                  0.495

  100.04686          0.489      1.46        0.483      1.24
  100.06248          0.478                  0.471
  100.07810          0.468                  0.459
  100.09372          0.458                  0.446
  100.10934          0.447                  0.434
  100.12496          0.437      1.47        0.422      1.24
  100.14058          0.426                  0.410
  100.15620          0.416                  0.397
  100.17182          0.406                  0.385
  100.18744          0.395                  0.373

  100.20306          0.385      1.47        0.361      1.24
  100.21868          0.375                  0.348
  100.23430          0.364                  0.336
  100.24992          0.354                  0.324
  100.26554          0.343                  0.312


Average Life  :      1.60                   1.35
First Pay     :      0.06                   0.06
Last  Pay     :      2.73                   2.31




 Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 6/ 6/96 settlement date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate of timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                                      MERIT 7
                                         ------ Discount Margin Table ------
Lehman Brothers

                                      Bond Class A5       5.957 Initial Coupon
                                           Current Balance $15,000,000.00
                                  1.00 * 1MLIB +     0.52,  10.00 Cap,  0.52 Floor
                                    Index Type: 1MLIB   Initial Value:    5.438

                           10% CPR                15% CPR                18% CPR                21% CPR                25% CPR
                    -----------------      -----------------      -----------------      -----------------      -----------------
                      1MLIB:  5.43750        1MLIB:  5.43750        1MLIB:  5.43750        1MLIB:  5.43750        1MLIB:  5.43750
                   ------------------     ------------------     ------------------     ------------------     ------------------
PRICE               Disc Marg    Dur       Disc Marg    Dur       Disc Marg    Dur       Disc Marg    Dur       Disc Marg    Dur
- -----------         ---------   -----      ---------   -----      ---------   -----      ---------   -----      ---------   -----
   99.73446           0.678      4.55        0.692      3.58        0.715      3.15        0.735      2.79        0.760      2.40
   99.75008           0.675                  0.688                  0.710                  0.730                  0.754
   99.76570           0.672                  0.683                  0.705                  0.724                  0.748
   99.78132           0.668                  0.679                  0.700                  0.719                  0.741
   99.79694           0.665                  0.675                  0.695                  0.713                  0.735
   99.81256           0.662      4.56        0.671      3.58        0.691      3.15        0.708      2.79        0.729      2.41
   99.82818           0.658                  0.666                  0.686                  0.702                  0.722
   99.84380           0.655                  0.662                  0.681                  0.697                  0.716
   99.85942           0.652                  0.658                  0.676                  0.691                  0.710
   99.87504           0.648                  0.654                  0.671                  0.686                  0.703

   99.89066           0.645      4.56        0.649      3.59        0.666      3.15        0.681      2.80        0.697      2.41
   99.90628           0.642                  0.645                  0.662                  0.675                  0.691
   99.92190           0.638                  0.641                  0.657                  0.670                  0.684
   99.93752           0.635                  0.637                  0.652                  0.664                  0.678
   99.95314           0.632                  0.632                  0.647                  0.659                  0.672
   99.96876           0.628      4.56        0.628      3.59        0.642      3.16        0.653      2.80        0.665      2.41
   99.98438           0.625                  0.624                  0.637                  0.648                  0.659
  100.00000           0.622                  0.620                  0.633                  0.642                  0.653
  100.01562           0.618                  0.615                  0.628                  0.637                  0.647
  100.03124           0.615                  0.611                  0.623                  0.632                  0.640

  100.04686           0.611      4.57        0.607      3.59        0.618      3.16        0.626      2.80        0.634      2.41
  100.06248           0.608                  0.603                  0.613                  0.621                  0.628
  100.07810           0.605                  0.598                  0.608                  0.615                  0.621
  100.09372           0.601                  0.594                  0.604                  0.610                  0.615
  100.10934           0.598                  0.590                  0.599                  0.604                  0.609
  100.12496           0.595      4.57        0.586      3.59        0.594      3.16        0.599      2.80        0.602      2.42
  100.14058           0.592                  0.581                  0.589                  0.593                  0.596
  100.15620           0.588                  0.577                  0.584                  0.588                  0.590
  100.17182           0.585                  0.573                  0.580                  0.583                  0.584
  100.18744           0.582                  0.569                  0.575                  0.577                  0.577

  100.20306           0.578      4.57        0.565      3.60        0.570      3.17        0.572      2.81        0.571      2.42
  100.21868           0.575                  0.560                  0.565                  0.566                  0.565
  100.23430           0.572                  0.556                  0.560                  0.561                  0.558
  100.24992           0.568                  0.552                  0.556                  0.556                  0.552
  100.26554           0.565                  0.548                  0.551                  0.550                  0.546


Average Life  :       6.19                   4.64                   3.99                   3.46                   2.92
First Pay     :       0.06                   0.06                   0.06                   0.06                   0.06
Last  Pay     :      29.39                  29.39                  29.39                  29.39                  29.39




(Continued)
                        30% CPR                35% CPR
                    -----------------      -----------------
                     1MLIB:  5.43750        1MLIB:  5.43750
                   ------------------     ------------------
PRICE               Disc Marg    Dur       Disc Marg    Dur
- -----------         ---------   -----      ---------   -----
[S]  [C]
   99.73446           0.790      2.04        0.814      1.73
   99.75008           0.783                  0.805
   99.76570           0.775                  0.796
   99.78132           0.768                  0.787
   99.79694           0.760                  0.779
   99.81256           0.753      2.04        0.770      1.74
   99.82818           0.745                  0.761
   99.84380           0.738                  0.752
   99.85942           0.730                  0.743
   99.87504           0.723                  0.735

   99.89066           0.715      2.04        0.726      1.74
   99.90628           0.708                  0.717
   99.92190           0.700                  0.708
   99.93752           0.693                  0.700
   99.95314           0.685                  0.691
   99.96876           0.678      2.04        0.682      1.74
   99.98438           0.671                  0.673
  100.00000           0.663                  0.665
  100.01562           0.656                  0.656
  100.03124           0.648                  0.647

  100.04686           0.641      2.04        0.638      1.74
  100.06248           0.633                  0.630
  100.07810           0.626                  0.621
  100.09372           0.618                  0.612
  100.10934           0.611                  0.603
  100.12496           0.604      2.05        0.595      1.74
  100.14058           0.596                  0.586
  100.15620           0.589                  0.577
  100.17182           0.581                  0.569
  100.18744           0.574                  0.560

  100.20306           0.566      2.05        0.551      1.75
  100.21868           0.559                  0.542
  100.23430           0.552                  0.534
  100.24992           0.544                  0.525
  100.26554           0.537                  0.516


Average Life  :       2.41                   2.01
First Pay     :       0.06                   0.06
Last  Pay     :      29.31                  28.31





 Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 6/ 6/96 settlement date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering
Document).



                                                 MERIT 7 - TO CALL
                                        ------ Discount Margin Table ------
Lehman Brothers

                                     Bond Class A5       5.957 Initial Coupon
                                          Current Balance $15,000,000.00
                                 1.00 * 1MLIB +     0.52,  10.00 Cap,  0.52 Floor
                                   Index Type: 1MLIB   Initial Value:    5.438

                           10% CPR                15% CPR                18% CPR                21% CPR                25% CPR
                    -----------------      -----------------      -----------------      -----------------      -----------------
                      1MLIB:  5.43750        1MLIB:  5.43750        1MLIB:  5.43750        1MLIB:  5.43750        1MLIB:  5.43750
                   ------------------     ------------------     ------------------     ------------------     ------------------
PRICE               Disc Marg    Dur       Disc Marg    Dur       Disc Marg    Dur       Disc Marg    Dur       Disc Marg    Dur
- -----------         ---------   -----      ---------   -----      ---------   -----      ---------   -----      ---------   -----
   99.73446           0.592      3.62        0.611      2.86        0.626      2.44        0.643      2.10        0.667      1.76
   99.75008           0.587                  0.605                  0.620                  0.636                  0.658
   99.76570           0.583                  0.600                  0.614                  0.629                  0.650
   99.78132           0.579                  0.595                  0.608                  0.621                  0.641
   99.79694           0.575                  0.589                  0.601                  0.614                  0.632
   99.81256           0.570      3.62        0.584      2.86        0.595      2.44        0.607      2.11        0.624      1.77
   99.82818           0.566                  0.579                  0.589                  0.600                  0.615
   99.84380           0.562                  0.573                  0.583                  0.592                  0.606
   99.85942           0.558                  0.568                  0.576                  0.585                  0.598
   99.87504           0.554                  0.563                  0.570                  0.578                  0.589

   99.89066           0.549      3.62        0.557      2.87        0.564      2.44        0.571      2.11        0.580      1.77
   99.90628           0.545                  0.552                  0.557                  0.563                  0.572
   99.92190           0.541                  0.547                  0.551                  0.556                  0.563
   99.93752           0.537                  0.541                  0.545                  0.549                  0.554
   99.95314           0.533                  0.536                  0.539                  0.542                  0.546
   99.96876           0.528      3.63        0.531      2.87        0.532      2.44        0.534      2.11        0.537      1.77
   99.98438           0.524                  0.525                  0.526                  0.527                  0.529
  100.00000           0.520                  0.520                  0.520                  0.520                  0.520
  100.01562           0.516                  0.515                  0.514                  0.513                  0.511
  100.03124           0.512                  0.509                  0.508                  0.506                  0.503

  100.04686           0.507      3.63        0.504      2.87        0.501      2.44        0.498      2.11        0.494      1.77
  100.06248           0.503                  0.499                  0.495                  0.491                  0.486
  100.07810           0.499                  0.493                  0.489                  0.484                  0.477
  100.09372           0.495                  0.488                  0.483                  0.477                  0.468
  100.10934           0.491                  0.483                  0.476                  0.469                  0.460
  100.12496           0.486      3.63        0.478      2.87        0.470      2.44        0.462      2.11        0.451      1.77
  100.14058           0.482                  0.472                  0.464                  0.455                  0.443
  100.15620           0.478                  0.467                  0.458                  0.448                  0.434
  100.17182           0.474                  0.462                  0.451                  0.441                  0.425
  100.18744           0.470                  0.456                  0.445                  0.433                  0.417

  100.20306           0.465      3.63        0.451      2.87        0.439      2.44        0.426      2.11        0.408      1.77
  100.21868           0.461                  0.446                  0.433                  0.419                  0.400
  100.23430           0.457                  0.440                  0.427                  0.412                  0.391
  100.24992           0.453                  0.435                  0.420                  0.405                  0.382
  100.26554           0.449                  0.430                  0.414                  0.397                  0.374


Average Life  :       4.39                   3.37                   2.81                   2.38                   1.97
First Pay     :       0.06                   0.06                   0.06                   0.06                   0.06
Last  Pay     :       6.98                   5.89                   4.89                   4.14                   3.39



(Continued)

                      30% CPR                35% CPR
                 -----------------      -----------------
                  1MLIB:  5.43750        1MLIB:  5.43750
                 ------------------     ------------------
PRICE             Disc Marg    Dur       Disc Marg    Dur
- -----------       ---------   -----      ---------   -----
[S] [C]
   99.73446         0.698      1.45        0.730      1.23
   99.75008         0.688                  0.718
   99.76570         0.677                  0.705
   99.78132         0.667                  0.693
   99.79694         0.656                  0.681
   99.81256         0.646      1.45        0.668      1.23
   99.82818         0.635                  0.656
   99.84380         0.625                  0.643
   99.85942         0.614                  0.631
   99.87504         0.604                  0.619

   99.89066         0.593      1.45        0.606      1.23
   99.90628         0.583                  0.594
   99.92190         0.572                  0.582
   99.93752         0.562                  0.569
   99.95314         0.551                  0.557
   99.96876         0.541      1.46        0.545      1.23
   99.98438         0.530                  0.532
  100.00000         0.520                  0.520
  100.01562         0.510                  0.508
  100.03124         0.499                  0.495

  100.04686         0.489      1.46        0.483      1.24
  100.06248         0.478                  0.471
  100.07810         0.468                  0.458
  100.09372         0.457                  0.446
  100.10934         0.447                  0.434
  100.12496         0.436      1.46        0.421      1.24
  100.14058         0.426                  0.409
  100.15620         0.415                  0.397
  100.17182         0.405                  0.384
  100.18744         0.395                  0.372

  100.20306         0.384      1.46        0.360      1.24
  100.21868         0.374                  0.348
  100.23430         0.363                  0.335
  100.24992         0.353                  0.323
  100.26554         0.342                  0.311


Average Life  :     1.59                   1.34
First Pay     :     0.06                   0.06
Last  Pay     :     2.73                   2.31



 Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 6/ 6/96 settlement date.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering
Document).